[PIONEER LOGO]

Pioneer
Growth Shares

----------------------
ANNUAL REPORT 12/31/98
----------------------

 Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              14
Notes to Financial Statements                     21
Report of Independent Public Accountants          25
Results of Shareowner Meetings                    26
Trustees, Officers and Service Providers          27
Programs and Services for Pioneer Shareowners     28

Pioneer Growth Shares

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Growth Shares, covering the year ended December 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

The roller coaster ride that was 1998 ended with smiles on the faces of some investors, while others climbed out of the year not feeling so well. The precipitous ups and downs of most major market sectors across the year left almost all of us in 1998 rubbing our necks. Volatility was back, and with it an investor awareness of risk.

We are rightfully proud of Pioneer Growth Shares' investment team and the Fund's outperformance of its peers and the Standard & Poor's 500 Index in 1998. However, it would be imprudent for any of us to expect returns above 30% every year. It is important for investors, especially those who left 1998 smiling, to remember that risk walks hand in hand with reward. The 1990s have not redefined investing, nor is any sector of the market ready for the moniker of "sure bet." A healthy dose of diversification in your personal portfolio is still the best way to balance risk and reward and move forward toward your investment goals.

This is the perfect time of year to reconnect with your investment goals, understand your current portfolio and look forward - not just into 1999, but further into the future. I encourage you to read on to learn more about Pioneer Growth Shares. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Growth Shares

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/98
--------------------------------------------------------------------------------

P o r t f o l i o    D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[BEGIN DESCRIPTION OF PIE CHART]

U.S. Common Stocks 93%
Short-Term Cash Equivalents 4%
Depositary Receipts for International Stocks 2%
International Preferred Stocks 1%

[END DESCRIPTION OF PIE CHART]



S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[BEGIN DESCRIPTION OF PIE CHART]

Consumer Staples 32%
Financial 20%
Technology 13%
Healthcare 11%
Capital Goods 9%
Basic Materials 8%
Consumer Cyclicals 7%

[END DESCRIPTION OF PIE CHART]



1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Berkshire Hathaway, Inc.        8.00%      6. McDonald's Corp.                  4.58%
    (Class A)
  2. Monsanto Co.                    6.76       7. Infinity Broadcasting Corp.       4.30
  3. The Gillette Co.                5.58       8. American International            4.13
                                                   Group, Inc.
  4. Progressive Corp.               5.30       9. Comcast Corp. (Non-voting)        4.09
  5. Sealed Air Corp.                5.26      10. Pioneer Hi-Bred                   3.85
                                                   International, Inc.

 Fund holdings will vary for other periods.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                           CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                    12/31/98       12/31/97
                              $ 20.34        $ 16.35

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/97-12/31/98)          Dividends      Capital Gains       Capital Gains
                                   -              -              $1.376


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.



--------------------------------------------
 Average Annual Total Returns
 (As of December 31, 1998)

             Net Asset     Public Offering
  Period       Value       Price*
  10 Years   21.01%        20.29%
  5 Years    25.25         23.78
  1 Year     33.54         25.85

--------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[BEGIN DESCRIPTION OF MOUNTAIN CHART]

          Pioneer Growth Shares*    Standard & Poor's 500 Index
12/88     9425                      10000
          12596                     13163
12/90     11541                     12755
          18739                     16632
12/92     18968                     17899
          20584                     19701
12/94     20049                     19958
          26027                     27447
12/96     33043                     33738
          47510                     44987
12/98     63448                     57911

[END DESCRIPTION OF MOUNTAIN CHART]

The Fund adopted its current name and investment adviser (Pioneering Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.




The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                           CLASS B SHARES
-------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                    12/31/98       12/31/97
                              $ 19.70        $ 16.00

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/97-12/31/98)          Dividends      Capital Gains       Capital Gains
                                   -              -              $1.376

I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

-----------------------------------------------------
Average Annual Total Returns
(As of December 31, 1998)

                                  If          If
  Period                         Held      Redeemed*
  Life-of-Fund                  32.50%      32.12%
  (4/28/95)
  1 Year                        32.46       28.46

-----------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[BEGIN DESCRIPTION OF MOUNTAIN CHART]

          Pioneer Growth Shares*    Standard & Poor's 500 Index

4/95      10000                     10000
6/95      10537                     10640
          12335                     11485
12/95     11825                     12175
          12131                     12828
6/96      12604                     13402
          13330                     13815
12/96     14897                     14966
          15155                     15369
6/97      18766                     18048
          20959                     19398
12/97     21265                     19956
          25434                     22738
6/98      26222                     23491
          23046                     21158
12/98     27868                     25689

[END DESCRIPTION OF MOUNTAIN CHART]


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                           CLASS C SHARES
-------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                    12/31/98       12/31/97
                              $ 19.82        $ 16.08

 Distributions per Share      Income         Short-Term          Long-Term
 (12/31/97-12/31/98)          Dividends      Capital Gains       Capital Gains
                                   -              -              $1.376


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

-----------------------------------------------------
 Average Annual Total Returns
 (As of December 31, 1998)

                   If            If
  Period          Held       Redeemed*
  Life-of-Fund   34.73%      34.73%
  (1/31/96)
  1 Year         32.55       32.55

-----------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[BEGIN DESCRIPTION OF MOUNTAIN CHART]

         Pioneer Growth Shares*    Standard & Poor's 500 Index

1/96     10000                     10000
         10228                     10190
6/96     10627                     10646
         11239                     10974
12/96    12561                     11888
         12833                     12208
6/97     15889                     14336
         17748                     15408
12/97    18017                     15851
         20784                     18061
6/98     22219                     18659
         19541                     15806
12/98    23881                     20405

[END DESCRIPTION OF MOUNTAIN CHART]


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                           CLASS Y SHARES
-------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


 Net Asset Value
 per Share                    12/31/98       4/30/98
                              $ 20.41        $ 19.73

 Distributions per Share      Income         Short-Term          Long-Term
 (4/30/98-12/31/98)           Dividends      Capital Gains       Capital Gains
                                   -              -              $1.376

I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.


-----------------------------------------
 Cumulative Total Returns
 (As of December 31, 1998)

  Period         If Held     If Redeemed
  Life-of-Fund   11.02%      11.02%
  (4/30/98)

-----------------------------------------

* Assumes reinvestment of distributions.

[BEGIN DESCRIPTION OF MOUNTAIN CHART]

         Pioneer Growth Shares*    Standard & Poor's 500 Index
4/98     10000                     10000
          9869                      9828
6/98     10269                     10227
         10106                     10119
8/98      8713                      8656
          9052                      9211
10/98     9833                      9959
         10319                     10563
12/98    11102                     11184

[END DESCRIPTION OF MOUNTAIN CHART]


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
-------------------------------------------------------------------------------

Pioneer Growth Shares rode out 1998's tumultuous stock market to finish with a flourish, outperforming the Standard & Poor's 500 Index by almost five percentage points. Although late summer seemed to signal the end of the United States' historic bull run, interest rate cuts in the United States and the International Monetary Fund's attempts to stabilize emerging markets overseas brought the bull roaring back in the last quarter of the year.

Following is an interview with your Fund's portfolio manager, Jeffrey B. Poppenhagen, providing a detailed account of the factors and events that influenced your Fund's performance over the past 12 months.


Q: How did the Fund perform over the last year?

A: It was a very successful year. The Fund's Class A Shares generated a total return of 33.54% at net asset value for the year, outperforming the S&P 500's 28.73% return for the same period. The 978 growth funds tracked by Lipper, Inc. had an average return of 22.97%. (Lipper is an independent research firm that tracks mutual fund performance.)


Q: What do you attribute the Fund's outperformance to versus the S&P 500 and the average of its peers?

A: Although most growth stocks did well this year, we believe our significant outperformance of the S&P 500 and our Lipper category average was based on our investment discipline.

   We examine many facets of a business before committing shareowners' money to a stock. To us the most important factors are a business's competitive advantages, its growth prospects and the quality and honesty of its management.

   In assessing competitive advantage, we look for trademark attributes or resources of a company that become a barrier to competition from other companies within an industry. These advantages make potential competition hesitate because they understand that their chance of success against the entrenched player is low. Two of the Fund's holdings, Microsoft, with its dominant Windows software and Coca-Cola, with a global bottling infrastructure and brand identity, illustrate the type of competitive advantage we look for.

Pioneer Growth Shares

-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98                         (continued)
-------------------------------------------------------------------------------

   The length of time a company can sustain a high rate of return is also of great importance to us. Compound growth has often been described as the "eighth great wonder of the world" and for good reason. A company that can grow its bottom line 15% per year winds up growing 300% over a 10-year period. For a business to grow 15% per year over that many years, it needs a large potential market. Before investing, we consider the market's size and potential for many years to come.

   Finally, management talent and integrity are as important as any other criteria. Without these qualities, a company will not be able to maximize its competitive advantage and growth potential for the benefit of its stockholders.


Q: Do you invest exclusively in large companies?

A: While most of our investments are in larger companies, we don't go out of our way to solely invest in them. What interests us are companies that have a distinct competitive advantage in the marketplace. Large companies may often have certain advantages that we like, including economies of scale that allow them to price competitively and an established consumer base for their products. However, many smaller companies in our portfolio possess these characteristics as well. Minerals Technologies is a fine example. Despite a market capitalization of just over $1 billion, it dominates the market for precipitated calcium carbonate, a less expensive filler than wood pulp for the paper industry. It also improves the quality of the paper being manufactured. We respect its management and believe the industry could grow to be five or six times its current size.

   We select each stock individually, not because it belongs to a certain industry group or market segment. However, a fair amount of the Fund's portfolio is invested in consumer staples, financials and technology.


Q: Despite the Fund's overall success, its investments in many consumer stocks such as Coca-Cola and Gillette had a difficult year in 1998. Do you expect this to change in 1999?

A: Economic problems in emerging markets, combined with an incredibly strong dollar throughout most of 1998, led to difficulties for some

Pioneer Growth Shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

   multinational companies. We think the worst may be over in many foreign economies, although some difficulties undoubtedly remain - especially in Brazil. The dollar is starting to weaken against many other currencies, which should improve earnings for many of the holdings with multinational operations.

   The high quality companies in the portfolio can benefit from periods of economic difficulty. Dominant businesses use others' uncertainty to widen their competitive lead and continue to invest and develop their business when their smaller rivals cannot. This often leaves them stronger and more prepared when these markets turn for the better.


Q: The Internet now plays a major role on Wall Street. What are the implications for Pioneer Growth Shares?

A: Almost certainly, 1998 will be remembered as the year the Internet became a major technology and media platform. It is another important example of technology driving efficiency, and its impact will be widespread throughout the economy. We're looking for Internet investments but only if they meet our criteria. Currently, the Fund has a position in America Online.

   We also believe, investors should place higher valuations on companies who are relatively immune to the rapid changes the Internet can bring to product lines or a competitive environment. For instance, people won't be shaving differently because of the Internet nor will they chew gum differently. Businesses like Fund holdings, Coca-Cola, Gillette and Wrigley, may become increasingly valuable because their business models are less likely to be affected by the Internet's transforming technology.


Q: What's in store for 1999?

A: We must remember that the returns we've seen over the past several years - both for the Fund and large stocks - are unlikely to continue. Research and common sense tell us that the economy is incapable of growing at a pace that can sustain 30% returns forever.

   In fact, conviction about near-term share price is not what Pioneer Growth Shares is about. For this Fund, we are interested in high-quality growth businesses that can remain in the portfolio for an extended period of time. This is the strategy we believe can provide solid returns over the long term.

 Pioneer Growth Shares

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/98
-------------------------------------------------------------------------------


Shares                                                                 Value
               INVESTMENT IN SECURITIES - 96.2%
               PREFERRED STOCK - 1.3%
   63,500      SAP AG                                           $ 30,296,572
                                                                ------------
               Total Preferred Stock                            $ 30,296,572
               (Cost $19,894,845)                               ------------

               COMMON STOCKS - 94.9%
               Basic Materials - 7.3%
               Agricultural Products - 3.7%
3,088,000      Pioneer Hi-Bred International, Inc.              $ 83,376,000
                                                                ------------
               Chemicals (Specialty) - 3.6%
1,976,000      Minerals Technologies, Inc.+                     $ 80,892,500
                                                                ------------
               Total Basic Materials                            $164,268,500
                                                                ------------
               Capital Goods - 9.2%
               Aerospace/Defense - 2.0%
  850,000      Gulfstream Aerospace Corp.*                      $ 45,262,500
                                                                ------------
               Electrical Equipment - 2.1%
  290,000      Molex Inc.                                       $ 11,056,250
1,130,000      Molex Inc. (Non-voting)                            36,018,750
                                                                ------------
                                                                $ 47,075,000
                                                                ------------
               Manufacturing (Specialized) - 5.1%
2,231,100      Sealed Air Corp.*                                $113,925,544
                                                                ------------
               Total Capital Goods                              $206,263,044
                                                                ------------
               Consumer Cyclicals - 6.9%
               Building Materials - 1.2%
  619,000      Fastenal Co.                                     $ 27,236,000
                                                                ------------
               Gaming, Lottery & Parimutuel Companies - 1.0%
1,560,000      Mirage Resorts, Inc.*                            $ 23,302,500
                                                                ------------
               Retail (General Merchandise) - 3.3%
1,223,340      Fred Meyer, Inc.*                                $ 73,706,235
                                                                ------------
               Services (Commercial & Consumer) - 1.4%
  445,000      Cintas Corp.                                     $ 31,344,688
                                                                ------------
               Total Consumer Cyclicals                         $155,589,423
                                                                ------------
               Consumer Staples - 30.3%
               Beverages (Non-Alcoholic) - 3.6%
1,202,000      The Coca-Cola Co.                                $ 80,383,750
                                                                ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                               Value
              Broadcasting (Television/Radio/Cable) - 8.1%
1,510,000     Comcast Corp. (Non-voting)                      $ 88,618,125
3,400,000     Infinity Broadcasting Corp.*                      93,075,000
                                                              ------------
                                                              $181,693,125
                                                              ------------
              Foods - 3.1%
  789,000     Wrigley (Wm.) Jr. Co.                           $ 70,664,812
                                                              ------------
              Household Products (Non-Durables) - 3.0%
  750,000     Procter & Gamble Co.                            $ 68,484,375
                                                              ------------
              Personal Care - 5.4%
2,500,000     The Gillette Co.                                $120,781,250
                                                              ------------
              Restaurants - 4.4%
1,295,000     McDonald's Corp.                                $ 99,229,375
                                                              ------------
              Retail (Drug Stores) - 2.7%
1,060,000     Walgreen Co.                                    $ 62,076,250
                                                              ------------
              Total Consumer Staples                          $683,312,937
                                                              ------------
              Financial - 19.0%
              Financial (Diversified) - 7.7%
    2,474     Berkshire Hathaway, Inc. (Class A)*             $173,180,000
       15     Berkshire Hathaway, Inc. (Class B)*                   35,250
                                                              ------------
                                                              $173,215,250
                                                              ------------
              Insurance (Multi-Line) - 4.0%
  926,500     American International Group, Inc.              $ 89,523,062
                                                              ------------
              Insurance (Property/Casualty) - 5.1%
  678,000     Progressive Corp.                               $114,836,250
                                                              ------------
              Investment Bank/Brokerage - 2.2%
  880,000     Charles Schwab Corp.                            $ 49,445,000
                                                              ------------
              Total Financial                                 $427,019,562
                                                              ------------
              Healthcare - 11.1%
              Biotechnology - 6.5%
3,080,200     Monsanto Co.                                    $146,309,500
                                                              ------------
              Healthcare (Drugs/Major Pharmaceuticals) - 4.6%
  295,000     Merck & Co., Inc.                               $ 43,567,813
  475,000     Pfizer, Inc.                                      59,582,812
                                                              ------------
                                                              $103,150,625
                                                              ------------
              Total Healthcare                                $249,460,125
                                                              ------------

The accompanying notes are an integral part of these financial statements.    11

 Pioneer Growth Shares

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/98                                  (continued)
-------------------------------------------------------------------------------


Shares                                                                       Value
                   Technology - 11.1%
                   Computers (Hardware) - 2.2%
       670,000     Dell Computer Corp.*                             $   49,035,625
                                                                    --------------
                   Computers (Networking) - 2.3%
       560,000     Cisco Systems, Inc.*                             $   51,975,000
                                                                    --------------
                   Computers (Software & Services) - 5.9%
       200,000     America Online, Inc.*                            $   32,000,000
       465,000     Microsoft Corp.*                                     64,489,687
     1,015,000     SAP AG (A.D.R.)                                      36,603,438
                                                                    --------------
                                                                    $  133,093,125
                                                                    --------------
                   Electronics (Semiconductors) - 0.7%
       130,000     Intel Corp.                                      $   15,413,125
                                                                    --------------
                   Total Technology                                 $  249,516,875
                                                                    --------------
                   Total Common Stocks
                   (Cost $1,671,502,438)                            $2,135,430,466
                                                                    --------------
                   TOTAL INVESTMENT IN SECURITIES
                   (Cost $1,691,397,283)                            $2,165,727,038
                                                                    --------------
Principal
Amount
                   TEMPORARY CASH INVESTMENTS - 3.8%
                   Commercial Paper - 3.8%
   $41,409,000     American Express Credit Corp., 5.85%, 1/4/99     $   41,409,000
    43,655,000     Chevron USA, Inc., 4.9%, 1/5/99                      43,655,000
                                                                    --------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $85,064,000)                               $   85,064,000
                                                                    --------------
                   TOTAL INVESTMENT IN SECURITIES AND
                   TEMPORARY CASH INVESTMENTS - 100%
                   (Cost $1,776,461,283) (a)                        $2,250,791,038
                                                                    ==============



12    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*   Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At December 31, 1998, the net unrealized gain on investments, based on cost for federal income tax purposes of $1,776,660,312, was as follows:

   Aggregate gross unrealized gain for all investments in which there
    is an excess of value over tax cost                                                    $500,083,371
   Aggregate gross unrealized loss for all investments in which there
    is an excess of tax cost over value                                                     (25,952,645)
                                                                                           ------------
   Net unrealized gain                                                                     $474,130,726
                                                                                           ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $1,418,999,418 and $396,051,303, respectively.



The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Shares

-------------------------------------------------------------------------------
BALANCE SHEET 12/31/98
-------------------------------------------------------------------------------


ASSETS:
  Investments in securities, at value (including temporary cash
    investments of $85,064,000) (cost $1,776,461,283)             $2,250,791,038
  Receivables -
   Investment securities sold                                          1,778,116
   Fund shares sold                                                   36,718,334
   Dividends and interest                                                804,516
  Other                                                                    2,202
                                                                  --------------
    Total assets                                                  $2,290,094,206
                                                                  --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $   11,984,905
   Fund shares repurchased                                             5,706,716
  Due to bank                                                          2,356,618
  Due to affiliates                                                    1,976,153
  Accrued expenses                                                       124,859
                                                                  --------------
    Total liabilities                                             $   22,149,251
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $1,798,917,995
  Accumulated net realized loss on investments                        (5,302,795)
  Net unrealized gain on investments                                 474,329,755
                                                                  --------------
    Total net assets                                              $2,267,944,955
                                                                  ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,408,252,191/69,228,180 shares)             $        20.34
                                                                  ==============
  Class B (based on $669,496,227/33,980,469 shares)               $        19.70
                                                                  ==============
  Class C (based on $184,909,362/9,327,714 shares)                $        19.82
                                                                  ==============
  Class Y (based on $5,287,175/259,083 shares)                    $        20.41
                                                                  ==============
MAXIMUM OFFERING PRICE:
  Class A                                                         $        21.58
                                                                  ==============



14    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended 12/31/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $9,334)       $6,851,562
  Interest                                                   4,201,060
                                                            ----------
     Total investment income                                                 $ 11,052,622
                                                                             ------------
EXPENSES:
  Management fees                                           $6,484,820
  Transfer agent fees
   Class A                                                   1,766,082
   Class B                                                     895,323
   Class C                                                     201,424
   Class Y                                                         324
  Distribution fees
   Class A                                                   2,296,119
   Class B                                                   3,908,589
   Class C                                                     978,984
  Accounting                                                   248,265
  Custodian fees                                               122,192
  Registration fees                                            238,569
  Professional fees                                             57,230
  Printing                                                      54,771
  Fees and expenses of nonaffiliated trustees                   30,032
  Miscellaneous                                                 11,059
                                                            ----------
     Total expenses                                                          $ 17,293,783
     Less fees paid indirectly                                                   (408,405)
                                                                             ------------
     Net expenses                                                            $ 16,885,378
                                                                             ------------
      Net investment loss                                                    $ (5,832,756)
                                                                             ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $127,826,484
  Change in net unrealized gain on investments                                283,362,478
                                                                             ------------
   Net gain on investments                                                   $411,188,962
                                                                             ------------
   Net increase in net assets resulting from operations                      $405,356,206
                                                                             ------------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Growth Shares

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

For the Years Ended 12/31/98 and 12/31/97


                                                               Year Ended          Year Ended
FROM OPERATIONS:                                               12/31/98            12/31/97
Net investment loss                                         $   (5,832,756)     $ (1,878,986)
Net realized gain on investments                               127,826,484        24,440,249
Change in net unrealized gain on investments                   283,362,478       136,683,350
                                                           ---------------      ------------
  Net increase in net assets resulting from operations      $  405,356,206      $159,244,613
                                                           ---------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($1.38 and $0.49 per share, respectively)         $  (85,405,831)     $(16,028,550)
  Class B ($1.38 and $0.49 per share, respectively)            (41,966,929)       (4,596,476)
  Class C ($1.38 and $0.49 per share, respectively)            (11,536,214)         (980,576)
  Class Y ($1.38 and $0.00 per share, respectively)               (326,738)                -
                                                           ---------------      ------------
Total distributions to shareholders                         $ (139,235,712)     $(21,605,602)
                                                           ---------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $1,709,346,324      $439,838,081
Reinvestment of distributions                                  118,722,177        19,890,442
Cost of shares repurchased                                    (591,625,079)     (142,224,466)
                                                           ---------------      ------------
  Net increase in net assets resulting from fund
    share transactions                                      $1,236,443,422      $317,504,057
                                                           ---------------      ------------
  Net increase in net assets                                $1,502,563,916      $455,143,068
NET ASSETS:
Beginning of year                                              765,381,039       310,237,971
                                                           ---------------      ------------
End of year (including accumulated undistributed net
  investment income of $0 and $0, respectively)             $2,267,944,955      $765,381,039
                                                           ===============      ============


CLASS A                             '98 Shares      '98 Amount        '97 Shares    '97 Amount
Shares sold                         50,599,844    $  960,396,288      16,994,243   $259,260,803
Reinvestment of distributions        4,031,378        75,507,150         947,412     15,461,488
Less shares repurchased            (20,085,860)     (384,992,157)     (6,967,488)  (104,255,907)
                                   -----------    --------------      ----------   -------------
 Net increase                       34,545,362    $  650,911,281      10,974,167   $170,466,384
                                   ===========    ==============      ==========   =============
CLASS B
Shares sold                         27,401,351    $  510,023,299       9,251,604   $140,282,436
Reinvestment of distributions        1,908,567        34,640,005         235,329      3,757,908
Less shares repurchased             (5,575,738)     (102,526,187)     (1,948,758)   (28,743,764)
                                   -----------    --------------      ----------   -------------
 Net increase                       23,734,180    $  442,137,117       7,538,175   $115,296,580
                                   ===========    ==============      ==========   =============
CLASS C
Shares sold                         12,383,572    $  233,807,982       2,580,171   $ 40,294,842
Reinvestment of distributions          451,825         8,250,190          41,778        671,046
Less shares repurchased             (5,640,282)     (103,770,282)       (606,628)    (9,224,795)
                                   -----------    --------------      ----------   -------------
 Net increase                        7,195,115    $  138,287,890       2,015,321   $ 31,741,093
                                   ===========    ==============      ==========   =============
CLASS Y*
Shares sold                            259,760    $    5,118,755
Reinvestment of distributions           17,287           324,832
Less shares repurchased                (17,964)         (336,453)
                                   -----------    --------------
 Net increase                          259,083    $    5,107,134
                                   ===========    ==============

*Class Y shares were first publicly offered on April 30, 1998.

16    The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
-------------------------------------------------------------------------------

Pioneer Growth Shares

                                                                 Year Ended      Year Ended
                                                                  12/31/98        12/31/97
CLASS A
Net asset value, beginning of year                              $    16.35       $  11.71
                                                                ----------       --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $    (0.03)      $  (0.03)
 Net realized and unrealized gain (loss) on investments               5.40           5.16
                                                                ----------       --------
  Net increase (decrease) from investment operations            $     5.37       $   5.13
Distributions to shareholders:
 Net investment income                                                   -              -
 Net realized gain                                                   (1.38)         (0.49)
 Paid-in capital                                                         -              -
                                                                ----------       --------
Net increase (decrease) in net asset value                      $     3.99       $   4.64
                                                                ----------       --------
Net asset value, end of year                                    $    20.34       $  16.35
                                                                ==========       ========
Total return*                                                        33.54%         43.78%
Ratio of net expenses to average net assets                           0.95%+         0.99%+
Ratio of net investment income (loss) to average net assets          (0.18)%+       (0.25)%+
Portfolio turnover rate                                                 30%            28%
Net assets, end of year (in thousands)                          $1,408,252       $567,126
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         0.93%          0.97%
 Net investment income (loss)                                        (0.16)%        (0.23)%



                                                                Year Ended    Year Ended   Year Ended
                                                                 12/31/96      12/31/95     12/31/94
CLASS A
Net asset value, beginning of year                              $  10.12       $  8.85     $  12.62
                                                                --------       -------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  (0.01)      $  0.03     $  (0.06)
 Net realized and unrealized gain (loss) on investments             2.67          2.58        (0.38)
                                                                --------       -------     --------
  Net increase (decrease) from investment operations            $   2.66       $  2.61     $  (0.44)
Distributions to shareholders:
 Net investment income                                                 -         (0.03)           -
 Net realized gain                                                 (1.07)        (1.31)       (3.32)
 Paid-in capital                                                       -             -        (0.01)
                                                                --------       -------     --------
Net increase (decrease) in net asset value                      $   1.59       $  1.27     $  (3.77)
                                                                --------       -------     --------
Net asset value, end of year                                    $  11.71       $ 10.12     $   8.85
                                                                ========       =======     ========
Total return*                                                      26.95%        29.82%       (2.60)%
Ratio of net expenses to average net assets                         1.15%+        1.23%+       1.46%
Ratio of net investment income (loss) to average net assets        (0.08)%+       0.28%+      (0.53)%
Portfolio turnover rate                                               96%          158%         161%
Net assets, end of year (in thousands)                          $277,598       $215,564    $132,476
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                       1.13%         1.21%           -
 Net investment income (loss)                                      (0.60)%        0.30%           -

*Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    17

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
-------------------------------------------------------------------------------

Pioneer Growth Shares

                                                         Year Ended       Year Ended       Year Ended      4/28/95 to
                                                          12/31/98        12/31/97(a)       12/31/96        12/31/95
CLASS B
Net asset value, beginning of period                     $  16.00         $  11.55         $  10.07          $  9.68
                                                         --------         --------         --------          -------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.07)        $  (0.15)        $  (0.05)         $     -
 Net realized and unrealized gain on investments             5.15             5.09             2.60             1.73
                                                         --------         --------         --------          -------
  Net increase from investment operations                $   5.08         $   4.94         $   2.55          $  1.73
Distributions to shareholders:
 Net investment income                                          -                -                -            (0.03)
 Net realized gain                                          (1.38)           (0.49)           (1.07)           (1.31)
                                                         --------         --------         --------          -------
Net increase in net asset value                          $   3.70         $   4.45         $   1.48          $  0.39
                                                         --------         --------         --------          -------
Net asset value, end of period                           $  19.70         $  16.00         $  11.55          $ 10.07
                                                         ========         ========         ========          =======
Total return*                                               32.46%           42.75%           25.97%           18.26%
Ratio of net expenses to average net assets                  1.74%+           1.76%+           1.86%+           1.90%**+
Ratio of net investment loss to average net assets          (0.95)%+         (1.01)%+         (0.83)%+         (0.25)%**+
Portfolio turnover rate                                        30%              28%              96%             158%
Net assets, end of period (in thousands)                 $669,496         $163,955         $ 31,286          $14,019
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.71%            1.72%            1.84%            1.84%**
 Net investment loss                                        (0.92)%          (0.97)%          (0.81)%          (0.19)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    18

Pioneer Growth Shares

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
-------------------------------------------------------------------------------


                                                         Year Ended       Year Ended         1/31/96 to
CLASS C                                                  12/31/98        12/31/97(a)          12/31/96
Net asset value, beginning of period                     $  16.08         $  11.55          $ 10.10
                                                         --------         --------          -------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.08)        $  (0.14)         $ (0.05)
 Net realized and unrealized gain on investments             5.20             5.16             2.57
                                                         --------         --------          -------
  Net increase from investment operations                $   5.12         $   5.02          $  2.52
Distributions to shareholders:
 Net realized gain                                          (1.38)           (0.49)           (1.07)
                                                         --------         --------          -------
Net increase in net asset value                          $   3.74         $   4.53          $  1.45
                                                         --------         --------          -------
Net asset value, end of period                           $  19.82         $  16.08          $ 11.55
                                                         ========         ========          =======
Total return*                                               32.55%           43.44%           25.61%
Ratio of net expenses to average net assets                  1.71%+           1.69%+           1.89%**+
Ratio of net investment loss to average net assets          (0.92)%+         (0.93)%+         (1.01)%**+
Portfolio turnover rate                                        30%              28%              96%
Net assets, end of period (in thousands)                 $184,909         $ 34,300          $ 1,354
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.67%            1.63%            1.87%**
 Net investment loss                                        (0.88)%          (0.87)%          (0.99)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Shares

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
-------------------------------------------------------------------------------

                                                            4/30/98 to
CLASS Y(a)                                                  12/31/98
Net asset value, beginning of period                        $ 19.73
                                                            --------
Increase from investment operations:
 Net investment income                                      $  0.03
 Net realized and unrealized gain on investments               2.03
                                                            --------
Net increase from investment operations                     $  2.06
Distributions to shareholders:
 Net realized gain                                            (1.38)
                                                            --------
Net increase in net asset value                             $  0.68
                                                            --------
Net asset value, end of period                              $ 20.41
                                                            =======
Total return*                                                 11.02%
Ratio of net expenses to average net assets                    0.51%**+
Ratio of net investment income to average net assets           0.29%**+
Portfolio turnover rate                                          30%
Net assets, end of period (in thousands)                    $ 5,287
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  0.51%**
 Net investment income                                         0.29%**

(a) Class Y shares were first publicly offered on April 30, 1998.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98
-------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on April 30, 1998. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Growth Shares

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98                            (continued)
-------------------------------------------------------------------------------

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain on investments is $15,818 of class action settlements received by the Fund during the year ended December 31, 1998.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 1998, the Fund reclassified $5,832,756 and $655 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $133,947,407 as a capital gain dividend for purposes of the dividend paid deduction.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,622,650 in underwriting commissions on the sale of fund shares during the year ended December 31, 1998.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which

Pioneer Growth Shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

   are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1998, $816,273 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $229,571 in transfer agent fees payable to PSC at December 31, 1998.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account

Pioneer Growth Shares

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98                            (continued)
-------------------------------------------------------------------------------

maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $930,309 in distribution fees payable to PFD at December 31, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $921,262 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $408,405 under such arrangements.

6. Line Of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended December 31, 1998, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 1998:


                                                       Dividend
                                 Purchases    Sales     Income      Value
--------------------------------------------------------------------------------
 Minerals Technologies, Inc.    $86,638,780    $ -     $150,550    $80,892,500

Pioneer Growth Shares

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Growth Shares:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares, as of December 31, 1998, and the related statement of operations, statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 12, 1999

Pioneer Growth Shares

-------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETINGS
-------------------------------------------------------------------------------

On April 21, 1998, Pioneer Growth Shares held a special meeting of shareowners. Proposals 2, 3 and 4 were passed by shareowner vote.


The remaining proposal, Proposal 1, was adjourned to subsequent shareowner meetings on June 18, 1998 and July 21, 1998, and did not receive shareowner approval. These are the detailed results of the votes.

Proposal 1 -- To approve a new Management Contract with Pioneering Management Corporation, including a performance-based management fee.

June 18, 1998


  Affirmative            Against              Abstain
22,135,163.299        9,851,789.285        1,865,790.768

July 21, 1998


  Affirmative            Against              Abstain
22,192,870.485        9,868,957.028        1,842,360.222

Pioneer Growth Shares

-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      Jeffrey B. Poppenhagen, Vice President
Marguerite A. Piret                   John A. Boynton, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]  Pioneer Investment Management, Inc.
                60 State Street              0299-6101
                Boston, Massachusetts 02109  (C) Pioneer Funds Distributor, Inc.
                www.pioneerfunds.com         [Recycle logo] Printed on
                                             Recycled Paper